                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                  ___________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  February 6, 2002


                                  NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

          Virginia                  0-16751                      54-1443350
(State of Incorporation)    (Commission File Number)(IRS Employer Identification No.)

                                P. O. Box  1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

Item 9.    REGULATION FD DISCLOSURE

Pursuant to Regulation FD, information is being furnished below with respect to presentations to be made by Mr. James S. Quarforth, Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings. This presentation provides an overview of NTELOS' strategy, transactions and certain performance through fiscal year 2001 and guidance for 2002.

NTELOS

Photo of products and customers.

Forward-Looking Statements
---------------------------

Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Company Overview
-----------------

 .  Regionally-focused ICP concentrating on high-growth sectors
   -  PCS: 10.2MM pops
   -  Internet: 60 markets
   -  Wireline: CLEC (14 markets)
                Long Haul
                ILEC (3 markets)

 .  Long operating history, founded in 1897
   -  Public for over 30 years
   -  Wireless service since 1991

 .  Strong local presence and brand

 .  Facilities-based

 .  Fully integrated operational support systems

 .  Established "mid-stage" telco
   -  431,000 customers
   -  Over $600MM CAPEX from 1996-2001
   -  Positive EBITDA

 .  Fully-Funded Business Plan

Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, and Portions of Pennsylvania

PCS, CLEC and Internet
PCS & ISP
PCS
ILEC

Established Regional ICP
------------------------

Invested Capital
----------------
($MM)

[Graph]


        PCS    Other    Total
        ---    ----     -----

1996    98.1   21.0     119.1
1997    68.1   22.2      90.3
1998    63.6   20.8      84.4
1999    61.5   43.6     105.1
2000    77.3   37.0     114.3


Customer Base
--------------
(000s)

[Graph]

           PCS       ILEC/CLEC        Internet
       Subscribers  Access Lines     Subscribers  Total
       -----------  ------------     -----------  -----

1996                  43.4              0.3       43.7
1997       23.8       45.5              4.8       74.1
1998       69.8       48.9              8.7      127.4
1999      122.1       59.3             47.3      228.7
2000      168.4       72.5             62.9      303.8
2001      223.8       85.6             74.2      383.6


Wireless Digital PCS: Overview
------------------------------

  . 10.2 MM PCS pops; 6.7 MM Operational
  . 223,805 subscribers (4Q) -- 77% post pay
  . Launched new nAdvance product -- 12,123 subscribers (4Q)
  . ARPU: $53.65 post pay; $46.01 blended (3Q)
  . 4 wireless switches; 754 cell sites (3Q)
  . Average 20 MHz per license
  . Virginia East transition complete

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing:

  Wireless Overview
  . Digital PCS Service Area
  . PCS Licensed Area

Wireless Digital PCS: Operating Strategy
----------------------------------------

o  Own and control licenses, network, distribution channels and brand

o  Focus on in-region market niche with localized marketing
   - "nTown" Plan - 29% of post pay
   - "nNetwork" plan - 62% of post pay
   - "nRegion" plan - 9% of post pay
   - "nNation" plan - less than 1% of post pay

o  Expand robust digital CDMA PCS network
   - 3G1XRTT upgrade in western markets 2001-2003

o  Emphasize customer service via consolidated selling effort and single bill

o  Target attractive markets
   -  Individual - convenience users in the 25-45 age group
   -  Business - regional small to medium sized businesses

o  Wholesale Provider of Wireless Network
   -  Sprint/Horizon agreement - amendment 7/1/01 to 12/31/03
         o  Predictable minimum revenue stream: 2001: $18.8M
                                                2002: $27.4M
                                                2003: $38.6M
6

Wireless Digital PCS - Spectrum
-------------------------------
           Virginia                                  West Virginia                               Pennsylvania
BTA                        POPS    MHz        BTA                    POPS    MHz        BTA                       POPS     MHz
----------------------------------------  ----------------------------------------  ------------------------------------------------
  Brunswick                45.2     30      * Beckley               168.2     20      Harrisburg                 687.4       10
  Tri-Cities/1/                     10      * Bluefield             177.3     20      York-Hanover               463.3       10
* Charlottesville         215.3     20      * Charleston            487.0     30      Lancaster                  457.0       10
* Danville                169.7     30      * Clarksburg            193.9     10      Reading                    356.0       10
  Fredericksburg          136.3     10        Cumberland, MD        160.1     40      Williamsport/1/                        10
  Harrisonburg            143.1     20      * Fairmont               56.4     40      State College/1/                       10
* Lynchburg               158.4     30      * Huntington            369.1     30      Johnstown/1/                           10
* Martinsville             89.0     30        Logan                  41.0     30      Altoona                    223.9       15
  Norfolk               1,763.4     20        Martinsburg           354.6     20
  Richmond              1,210.4     20      * Morgantown            107.0     25
* Roanoke                 639.6     30        Parkersburg           181.8     30
* Staunton-W'boro         109.4     30        Portsmouth, OH         95.7     30
  Winchester              158.1     20        Wheeling              212.4     30
                                              Williamson            186.2     30
                                              Athens, OH            132.1     15
                                              Portsmouth, OH         95.7     15
                                              Zanesville, OH        187.2     15
----------------------------------------  ----------------------------------------  ------------------------------------------------
                        4,837.9                                   3,205.7                                      2,187.6
----------------------------------------  ----------------------------------------  ------------------------------------------------

      Total POPs:  10.2 million                Operational POPS:  6.7 million

                        *Wholesale BTA POPs:  2.9 million

/1/  Sale Pending

Wireless Digital PCS: Key Statistics
------------------------------------


Subscribers
------------
(000s)

[Graph]

        Alliances               Virginia East      Total
        ---------               -------------      -----
1Q 00     55.2                      86.4           141.6
2Q 00     63.5                      88.0           151.5
3Q 00     69.4                      88.3           157.7
4Q 00     80.7                      87.7           168.4
1Q 01     89.4                      96.6           186.0
2Q 01     96.9                     101.8           198.7
3Q 01     99.6                     104.2           203.8
4Q 01    108.8                     115.0           223.8


Revenues and EBITDA
--------------------
($ MMs)

[Graph]

        EBITDA       EBITDA before COA     Revenues
        ------       -----------------     --------
1Q 00   (8.9)              2.1               21.2
2Q 00   (4.5)              5.2               23.8
3Q 00   (5.6)              5.2               24.0
4Q 00  (10.1)              2.7               22.8*
1Q 01   (7.0)              6.0               27.7
2Q 01   (5.0)              8.0               30.3
3Q 01   (3.0)              9.0               32.0

* SAB 101 adopted 4Q 00

Wireline Overview
------------------


           ILEC                                            CLEC
           ----                                            ----
o  52,036 residential/business                 o  33,598 business access lines
   access lines                                o  14 markets
o  Leading ILEC service provider in Virginia   o  Interconnection agreements in
   as ranked by SCC                               VA, WV and TN with Sprint and
                                                  Verizon


        Internet                     Network Fiber
       --------                     -------------
o  70,189 dial-up customers  o  1,500 route miles deployed
o  4,004 DSL customers       o  32,000 Fiber miles
o  60 markets                o  Connectivity to major retail cities
o  Dial-up access in
   all markets
o  DSL in 24 markets

              100% digital platform with best-in-class equipment
9

Wireline: Operating Strategy
----------------------------------

o  ILEC
   -  No competition in ILEC markets to date, despite deregulation
   -  ILEC operates under small company status, which is lightly regulated

o  CLEC

   -  Hybrid facilities-based/ "smart-build" strategy

   -  Leverage our fiber optic network, ILEC switching platform & brand

   -  Target businesses with bundled service offerings - PCS emphasized

o  Internet/DSL
   - Broad product-offering of fast and reliable services
   - DSL offered in a growing number of markets in three states

o  Network Fiber
   - Wholesale Revenue Stream
   - Significant operating cost reduction
   - Significant increase in reliability

Network
--------------------------------------------------------------------------------
 . 1,500 route miles; 32,000 fiber miles

 . Connectivity to major retail cities

 . Differentiating characteristics
   - Wholesale Revenue Stream: $8.4 MM annually/1/
   - EBITDA: $6.8 MM annually, 80% margin/1/
   - Significant operating cost reduction
   - Significant increase in reliability




/1/ Based on actual 9 months 2001, annualized

    Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, and Portions of Pennsylvania showing network that is:

         In Service
         Owned-operational early 2002

Wireline: Key Statistics
------------------------

Customer/Lines
--------------
($000s)

[Graph]

        CLEC      ISP/DSL       ILEC        Total
        ----      -------       ----        -----
1Q 00   13.3       56.6         50.6        120.5
2Q 00   17.4       59.3         51.4        128.1
3Q 00   18.1       59.6         51.7        129.4
4Q 00   20.5       62.9         51.9        135.3
1Q 01   23.7       65.8         51.8        141.3
2Q 01   26.5       67.1         51.9        145.5
3Q 01   30.7       72.1         51.9        154.7
4Q 01   33.6       74.2         52.0        159.8

Revenues and EBITDA
-------------------
($MM)

[Graph]

       EBITDA        Revenues
       ------        --------
1Q 00   7.2           17.6
2Q 00   7.1           18.5
3Q 00   7.6           19.0
4Q 00   8.3           20.4
1Q 01   9.8           22.4
2Q 01   9.4           21.9
3Q 01   9.0           21.5

Distribution Channels & Customer Care
-------------------------------------

o  Company-Owned Retail Outlets
   -  54 current

o  Direct Sales Force
   -  321 retail representatives
   -  34 account executives
   -  16 telesales representatives

o  Indirect Sales
   -  363 agent locations

o  Customer Care Centers
   -  Waynesboro - Wireline & Wireless
   -  Portsmouth - Wireless
   -  Roanoke - Wireline
   -  Net Access/Cornerstone - Internet II

o  Centers virtually linked for staffing efficiencies

o  Retention Specialists



Photo of retail center.

Investment Highlights
----------------------

o PCS poised to turn EBITDA positive by mid-year 2002

o Spectrum "rich" - proven value and liquidity

o ILEC's established, local presence provides stable revenue base and operating cash flows

o CLEC and ISP: EBITDA positive and growth leverages infrastructure

o Strategic Fiber Network - generates revenue stream and cost reductions

o Experienced management team

o Proven ability to manage liquidity

  - Planned non-core asset sales executed
  - Additional asset sales implemented in response to 3G commitment
  - Potential of additional asset sales
  - $100MM currently available under facility




14
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NTELOS

Photo of products and customers









15
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTELOS Inc.
                                    (Registrant)


                                    By:   /s/ Warren C. Catlett
                                    -----------------------------------------
                                    Warren C. Catlett
                                    Senior Vice President/Corporate Development


Date: February 6, 2002